SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Marker Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2450 Holcombe Blvd, TMC Partners Office 1.311
Houston, Texas 77021
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 1, 2026
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Marker Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held on Friday, May 1, 2026 at 10:00 a.m. Eastern Time and will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. You must register for the virtual meeting via https://web.viewproxy.com/markertherapeutics/2026AM no later than 11:59 p.m. Eastern Time on Thursday, April 30, 2026. The meeting will be held for the following purposes:
1.
To elect the Board of Directors’ five nominees for director to hold office until the next Annual Meeting of Stockholders.

2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

3.
To approve the adoption of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 30,000,000 shares of Common Stock to 130,000,000 shares of Common Stock.

4.
To approve the adoption of an amendment to our Certificate of Incorporation, as amended, to revise the voting threshold required for an increase or decrease of Common Stock.

5.
To ratify the selection by the Audit Committee of the Board of Directors of CBIZ CPAs P.C. (“CBIZ”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

6.
To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 is insufficient.

7.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is March 10, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials
for the Virtual Annual Meeting of Stockholders
to Be Held on Friday, May 1, 2026 at 10:00 a.m. Eastern Time.
Register for the virtual Annual Meeting
via https://web.viewproxy.com/markertherapeutics/2026AM
The proxy statement and annual report to stockholders are available at
http://www.web.viewproxy.com/markertherapeutics/2026AM

By Order of the Board of Directors,
/s/ Juan Vera, M.D.
Juan Vera, M.D.
Secretary
Houston, TX
March 20, 2026

You are cordially invited to attend the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i

MARKER THERAPEUTICS, INC.
2450 Holcombe Blvd, TMC Partners Office 1.311
Houston, Texas 77021
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
MAY 1, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of Marker Therapeutics, Inc. (sometimes referred to as the “Company” or “Marker”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about March 20, 2026 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. In order to attend the Annual Meeting, you must first register at http:// web.viewproxy.com/markertherapeutics/2026AM by 11:59 p.m. Eastern Time on Thursday, April 30, 2026. Please follow the instructions on the registration page. You will then receive a meeting invitation by email with your unique link to join the Annual Meeting along with a password prior to the meeting date. We recommend that you log on a few minutes before the Annual Meeting to ensure that you are logged in when the meeting begins. Information on how to vote online during the Annual Meeting is discussed below.
We have decided to hold a virtual stockholder meeting to enable our stockholders to participate from any location around the world that is convenient to them. Stockholders that attend the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will not be able to attend the Annual Meeting in person.
Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 10, 2026 will be entitled to vote at the Annual Meeting. On this record date, there were 16,673,127 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 10, 2026, your shares were registered directly in your name with Marker’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or internet as instructed below to ensure your vote is counted. If you are a stockholder of record, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.
Shares Registered in the Name of a Broker or Bank
If on March 10, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. However, since you are not the stockholder of record, you may not vote your shares online during the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or other agent. During the registration process, you will be asked to upload or email the legal proxy provided to you by your broker, bank or other agent. You are also invited to attend the Annual Meeting so long as you demonstrate proof of stock ownership. Instructions on how to demonstrate proof of stock ownership are posted at https://web.viewproxy.com/markertherapeutics/2026AM. On the day of the Annual Meeting, if you are a beneficial holder, you may vote during the meeting only if, during registration and in advance of the meeting, you emailed or uploaded a copy of your legal proxy to VirtualMeeting@viewproxy.com as instructed below.
What am I voting on?
There are six matters scheduled for a vote:
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Election of five directors (Proposal 1);

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Advisory approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement (Proposal 2);

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To approve the adoption of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 30,000,000 shares of Common Stock to 130,000,000 shares of Common Stock (Proposal 3);

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To approve the adoption of an amendment to our Certificate of Incorporation, as amended, to revise the voting threshold required for an increase or decrease of Common Stock (Proposal 4);

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To ratify the selection by the Audit Committee of the Board of Directors of CBIZ as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 (Proposal 5); and

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To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 is insufficient (Proposal 6).

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For Proposals 2 through 6, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online during the meeting even if you have already voted by proxy.
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To vote online during the meeting, you may vote using the link that will be provided on the virtual meeting screen, or you may visit www.AALvote.com/MRKR while the polls are open. In order to vote during the meeting, you will need your virtual control number, which will be on your Notice of Internet Availability of Proxy Materials or proxy card.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the virtual control number from your Notice of Internet Availability of Proxy Materials or proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on Thursday, April 30, 2026 to be counted.

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To vote through the internet, go to www.AALVote.com/MRKR to complete an electronic proxy card. Please have your enclosed proxy card available when you access the voting website and follow the prompts to vote your shares. Your internet vote must be received by 11:59 p.m. Eastern Time on Thursday, April 30, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Marker. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Annual Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form. In advance of the Annual Meeting, you will need to upload or email a copy of the legal proxy from your broker, bank or other agent to VirtualMeeting@viewproxy.com in order to vote at the Annual Meeting. To vote online during the meeting, you may vote using the link that will be provided on the virtual meeting screen, or you may visit www.AALvote.com/MRKR while the polls are open. You will need your virtual control number, which will be assigned to you in your confirmation of registration email, in order to vote during the meeting.

Internet proxy voting has been provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of March 10, 2026.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:
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“For” the election of all five nominees for director;

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“For” the advisory approval of compensation of the Company’s named executive officers;

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“For” the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock;

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“For” the approval of an amendment to our Certificate of Incorporation, to revise the voting threshold required for an increase or decrease of Common Stock;

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“For” the ratification of the selection by the Audit Committee of the Board of Directors of CBIZ as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026; and

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“For” the approval of the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 is insufficient.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under stock exchange rules, brokers, banks and other securities intermediaries that are subject to such rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under such rules, but not with respect to “non-routine” matters. In this regard, Proposals 1, 2, and 4 are considered to be “non-routine” under such rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposals 3, 5 and 6 are considered to be “routine” under such rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 3, Proposal 5 and Proposal 6.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

You may send a timely written notice that you are revoking your proxy to Marker Therapeutics, Inc., Attention: Secretary at 2450 Holcombe Blvd, TMC Partners Office 1.311, Houston, Texas 77021.
You may attend the Annual Meeting virtually and vote online. Simply attending the meeting virtually will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?
If you wish to submit a proposal (including a director nomination) be included in next year’s proxy materials, your written proposal must be received by our Secretary not earlier than December 31, 2026 (the 120th day prior to the first anniversary of this year’s annual meeting) and not later than January 29, 2027 (the 90th day prior to the first anniversary of this year’s annual meeting). Stockholder proposals and director nominations should be addressed to Marker Therapeutics, Inc., Attention: Secretary, 2450 Holcombe Blvd, TMC Partners Office 1.311, Houston, Texas 77021. Your notice to the Secretary must set forth information specified in our bylaws.
If you propose to bring business before an annual meeting of stockholders other than a director nomination, your notice must include, as to each matter proposed, the following: (1) a brief description of the business desired to be brought before such annual meeting and the reasons for conducting that business at the annual meeting, (2) the text of the proposal, including the text of any resolutions proposed for consideration and (3) any material interest you have in that proposal.
If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: (1) all information related to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and serving as a director, if elected, and (2) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning you and your affiliates, on the one hand, and the proposed nominee or any of his or her affiliates, on the other hand. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
For more information, and for more detailed requirements, please refer to our bylaws filed as Exhibit 3.6 to our Current Report on Form 8-K (File No. 001-37939), filed with the SEC on October 17, 2018.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice and the additional information required by Rule 14a-19 under the Exchange Act.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and with respect to Proposals 2, 3, 4, 5, and 6, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2, 3, 4, 5, and 6, and will have the same effect as “Against” votes. Broker non-votes on Proposals 1, 2, and 4 will have no effect and will not be counted towards the vote total for any of those proposals. Since brokers have authority to vote on your behalf with respect to Proposals 3, 5, and 6, we do not expect broker non-votes on these proposals.
What are “broker non-votes”?
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares are counted as “broker non-votes.” Proposals 1, 2, and 4 are considered to be “non-routine” under stock exchange rules and we therefore expect broker non-votes on these proposals. However, as Proposals 3, 5 and 6 are considered “routine” under stock exchange rules, we do not expect broker non-votes on these proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For Proposal 1, the election of directors, the five nominees receiving the most “For” votes from the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome.
Proposal 2, the advisory approval of the compensation of the Company’s named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares present at the meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
Proposal 3, the approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized Common Stock will be considered to be approved if it receives “For” votes from the holders of a majority of shares of common stock outstanding and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Since brokers have authority to vote on your behalf with respect to Proposal 3, we do not expect broker non-votes on this proposal.
Proposal 4, the approval of the amendment to the Company’s Certificate of Incorporation to revise the voting threshold for increases or decreases to the Company’s authorized Common Stock will be considered to be approved if it receives “For” votes from the holders of a majority of the shares of common stock outstanding and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
For Proposal 5, the ratification of the selection of CBIZ, as the Company’s independent registered public accounting firm for fiscal year 2026, will be approved if it receives “For” votes from the holders of a majority of shares present at the meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Since brokers have authority to vote on your behalf with respect to Proposal 5, we do not expect broker non-votes on this proposal.
Proposal 6, the approval of the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient will be considered to be approved if it receives “For” votes from the holders of a majority of shares present at the meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Since brokers have authority to vote on your behalf with respect to Proposal 6, we do not expect broker non-votes on this proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present online at the virtual meeting or represented by proxy. On the record date, there were 16,673,127 shares outstanding and entitled to vote. Thus, the holders of 5,557,709 shares must be present online at the virtual meeting or represented by proxy at the meeting to have a quorum.
Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How do I ask a question at the Annual Meeting?
Only stockholders of record as of March 10, 2026 may submit questions or comments at the Annual Meeting. If you would like to submit a question, you must first register for the Annual Meeting at http:// web.viewproxy.com/markertherapeutics/2026AM by 11:59 p.m. Eastern Time on Thursday, April 30, 2026 and, once you join the meeting, you can type your question in the questions/chat box in the meeting portal.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to the start of the Annual Meeting. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that such remarks are respectful of your fellow stockholders and meeting participants. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions will be addressed in the “Question and Answer” portion of the Annual Meeting.
What do I do if I have technical difficulties in connection with the Annual Meeting?
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 9:45 a.m. Eastern Time on May 1, 2026, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on the record date will be made available to stockholders during the meeting. In addition, for the ten days prior to the date of the annual meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors consists of five directors, all of whom are nominees for re-election as a director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. See “Information Regarding the Board of Directors and Corporate Governance – Nominating and Corporate Governance Committee.”
It is our policy to invite and encourage nominees for directors to attend the Annual Meeting. The four directors then in office attended the 2025 Annual Meeting of Stockholders.
Directors are elected by a plurality of the votes of the holders of shares present at the virtual meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
NOMINEES
The following is a brief biography, as of the date of this proxy statement, of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this proxy statement.
The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. To provide a mix of experience and perspective on the Board, the Committee also takes into account gender, age, and ethnic diversity.
The brief biographies below include information, as of March 10, 2026, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
David Eansor, age 65
Mr. Eansor joined the Board in October 2018 and became the chair of the Board following the Annual Meeting in 2022. Mr. Eansor served as the President of the Protein Sciences Segment of Bio-Techne Corporation from April 2018 until his retirement in March 2022. From 2014 to April 2018, Mr. Eansor served as Senior Vice President of Bio-Techne’s Biotechnology Division, which he joined as result of Bio-Techne’s acquisition of Novus Biologicals. Mr. Eansor earned a B.S. in Chemistry from University of Western Ontario, as well as a Bachelor of Commerce in General Business and Economics and an M.B.A. from the University of Windsor, Ontario, Canada. The Board believes that Mr. Eansor’s extensive experience in the life sciences manufacturing industry qualifies him to serve on the Board.

Steven Elms, age 62
Mr. Elms joined the Board in August 2019, and previously served as a non-voting board observer. Mr. Elms currently serves as Managing Partner at Aisling Capital, a life sciences investment firm, which he joined in 2000. Mr. Elms has served as chairman of the board of directors of ADMA Biologics, Inc. since 2007 and Elevation Oncology, Inc. since May 2019. He previously served as a member of the board of directors of Zosano Pharma Corp. from May 2018 to May 2022 and as a director of LOXO Oncology from 2013 to February 2019. Mr. Elms earned a B.A. in Human Biology from Stanford University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. The Board believes that Mr. Elms’ background in financial services and extensive experience in the pharmaceutical and healthcare industries qualify him to serve on the Board.
Katharine Knobil, age 62
Dr. Knobil joined the Board in December 2021. Dr. Knobil currently serves as Chief Medical Officer at Altesa BioSciences, Inc. and previously served as Chief Medical Officer of Agilent Technologies Inc., a position she held from April 2021 to January 2024. Dr. Knobil previously served as Chief Medical Officer and Head of Research & Development at Kaleido Biosciences, Inc. from December 2018 to January 2021. Previously, Dr. Knobil spent more than 20 years in roles of increasing responsibility at GlaxoSmithKline plc, most recently serving as the corporate Chief Medical Officer from 2017 to December 2018, and as Chief Medical Officer for Pharmaceuticals at GSK from 2015 to 2017. She served as a member of the board of directors of Arena Pharmaceuticals, Inc. from June 2020 until its acquisition by Pfizer Inc. in March 2022. Dr. Knobil currently serves on the Board of Directors of Nimbus Therapeutics, LLC, KorroBio, Inc. and Pliant Therapeutics, Inc. Dr. Knobil received her B.A. from Cornell University, her M.D. from University of Texas Southwestern Medical School, and completed a Fellowship in Pulmonary and Critical Care Medicine at the Johns Hopkins Medical School. The Board believes that Dr. Knobil’s years of leadership experience in the pharmaceutical and healthcare industry and her medical degree qualify her to serve on the Board.
Juan Vera, M.D., age 46
Dr. Vera began service as our President and Chief Executive Officer effective May 1, 2023. Dr. Vera also serves as our Principal Executive Officer and Principal Financial Officer. He joined the Board in October 2018 and previously served as our Chief Operating Officer from November 2021 to April 2023 and served as our Chief Scientific Officer from October 2018 to April 2023. Dr. Vera is a co-inventor of the Multi-Antigen Recognizing (MAR)-T cell technology and co-founder of our predecessor, Marker Cell Therapy, Inc. Dr. Vera has held various positions at the Center for Cell and Gene Therapy at Baylor College of Medicine, most recently was an Associate Professor at Baylor. Dr. Vera received the Idea Development Award from the Department of Defense and Mentored Research Scholar Award from the American Cancer Society. Dr. Vera earned an M.D. from the University El Bosque in Bogota, Colombia. The Board believes that Dr. Vera’s extensive scientific and medical experience, including as the co-inventor of the MAR-T cell technology, qualifies him to serve on the Board.
Kathryn Penkus Corzo, age 64
Kathryn Penkus Corzo, RPh, MBA, served on the Board of Directors of Matinas Biopharma Holdings, Inc. between September 2021 and November 2024 and is currently the President and Chief Operating Officer of bit.bio. Prior to bit.bio, Ms. Corzo was a partner at Takeda Ventures, Inc., the corporate investment arm of Takeda Pharmaceutical Company Limited (TSE: 4502/NYSE: TAK) (“Takeda”), and the head of the Oncology Cell Therapy Development at Takeda, a global biopharmaceutical company, a position she has held since 2020. Prior to joining Takeda, Ms. Corzo was Vice President of the R&D Global Pharma Head where she oversaw the Myeloma portfolio from 2015 to 2019 at Sanofi (SAN.PA) and also held positions of increasing responsibility at Sanofi Genzyme, a specialty care global business unit of Sanofi, from 2010 to 2015. Prior to joining Sanofi, Ms. Corzo worked at Hoffman – La Roche, Roche Molecular Systems, Eli Lilly and Syndax from 1989 to 2010, during which time she held management and leadership roles in operations, global clinical development, medical affairs, business development, market access and brand management across multiple therapeutic products and indications. The Board believes that Ms. Corzo is qualified to serve on our Board due to her broad experience in the life sciences industry.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.
BOARD DIVERSITY MATRIX
The following chart summarizes certain self-identified personal characteristics of our five directors serving on the Board as of March 10, 2026, in accordance with Nasdaq listing Rule 5605(f). Each term used in the table has the definition provided in the rule and related instructions.
Board Diversity Matrix (as of March 10, 2026)
Total Number of Directors
	Female	Male
Part I: Gender Identity
Directors	2	3
Part II: Demographic Background
Asian	—	—
Hispanic or Latinx	—	1
White	2	1
Two or More Races or Ethnicities	—	1
Our Board Diversity Matrix as of April 1, 2024 can be found in our proxy statement for the 2024 Annual Meeting filed with the SEC on April 26, 2024.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four directors who are standing for re-election at the Annual Meeting are independent directors within the meaning of the applicable Nasdaq listing standards: David Eansor, Steven Elms, Katharine Knobil and Kathryn Penkus Corzo. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. There are no family relationships between any of our directors, executive officers, or nominees.
BOARD LEADERSHIP STRUCTURE
The Board of Directors of the Company has an independent chair, currently Mr. Eansor. The Board Chair has authority, among other things, to call and preside over Board meetings and to set meeting agendas. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit Committee responsibilities also include oversight of information security risk management. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic risk assessment reports from management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
MEETINGS OF THE BOARD OF DIRECTORS
The Board of Directors met eight times during the last fiscal year. Each director attended 75% or more of the number of meetings of the Board and of the committees on which they served held during the portion of the last fiscal year for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for each of the Board committees:
Name	Audit	Compensation	Nominating and Corporate Governance
David Eansor	X*	X*
Steve Elms	X	X
Katharine Knobil		X	X*
Juan Vera
Kathryn Penkus Corzo	X		X
Total meetings in fiscal year 2025	4	4	4

*
Committee Chairperson

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board of Directors (the “Audit Committee”) was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Audit Committee currently is composed of three directors: David Eansor, Kathryn Penkus Corzo and Steven Elms, with Mr. Eansor serving as chairman. The Audit Committee met four times during fiscal year 2025. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at https://www.markertherapeutics.com.
The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing). The Board of Directors has also determined that Mr. Eansor qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
Report of the Audit Committee of the Board of Directors*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
David Eansor, Chair
Steven Elms
Kathryn Penkus Corzo
The material in this report is not “soliciting material,” and is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee of the Board of Directors (the “Compensation Committee”) acts on behalf of the Board to review and oversee the Company’s compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

•
annual review and approval of the individual elements of total compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s executive officers, other than the Chief Executive Officer;

•
annual review of, and recommendation to the Board for approval, the individual elements of total compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Chief Executive Officer; and

•
administration of the Company’s equity compensation and other benefit plans.

The Compensation Committee currently is composed of three directors: David Eansor, Steven Elms and Katharine Knobil, with Mr. Eansor serving as chairman. All current members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The Compensation Committee met four times during fiscal year 2025. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at https://www.markertherapeutics.com.
Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. In 2023, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Radford as its compensation consultant. See “Executive Compensation – Summary Compensation Table –  Narrative to Summary Compensation Table – Role of the Compensation Committee and Executive Officers in Setting Executive Compensation.”
Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee has formed a Non-Officer Stock Option Subcommittee, composed of Dr. Juan Vera, during his service as our President and Chief Executive Officer to which it has delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. Typically, as part of its oversight function, the Compensation Committee will review on a quarterly basis the list of grants made by the subcommittee. During fiscal year 2025, the subcommittee did not grant options to non-officer employees.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company.
The Nominating and Corporate Governance Committee currently is composed of two directors: Katharine Knobil and Kathryn Penkus Corzo, with Dr. Knobil serving as chairperson. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met four times during fiscal year 2025. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website and https://www.markertherapeutics.com.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders.
However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Board diversity and inclusion is critical to the Company’s success. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long- term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of the Company’s business, as well as members who have different skill sets and points of view on substantive matters pertaining to our business. Our nomination process and our Board’s approach to assessment and evaluation of our nominees support our continued commitment to diversity and inclusion.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Company previously granted board observer rights to Aisling Capital, pursuant to which Mr. Elms was designated as a board observer prior to being appointed as a director. The Company also previously granted board observer rights to New Enterprise Associates 16, L.P. (“NEA”), pursuant to which NEA may designate either a board observer or a director until a change of control transaction occurs or NEA ceases to own at least 250,000 shares (as adjusted for the ten-for-one (10:1) reverse stock split we completed on January 26, 2023 (the “Reverse Stock Split”)) of the Company’s common stock. NEA has designated a non-voting observer to the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Marker Therapeutics, Inc., Attention: Secretary, 2450 Holcombe Blvd, TMC Partners Office 1.311, Houston, Texas 77021, at least 90 days, but not more than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include (1) all information related to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and serving as a director, if elected, and (2) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning the nominating stockholder and his, her or its affiliates, on the one hand, and the proposed nominee or any of his or her affiliates, on the other hand. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of the Company Secretary, 2450 Holcombe Blvd, TMC Partners Office 1.311, Houston, Texas 77021. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.
CODE OF ETHICS
The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at https://www.markertherapeutics.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
CORPORATE GOVERNANCE GUIDELINES
In 2020, the Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at https://www.markertherapeutics.com.
INSIDER TRADING AND HEDGING POLICY
The Company’s insider trading policy prohibits all employees, including our executive officers, and non-employee directors from engaging in short sales, transactions in put or call options, hedging transactions, using margin accounts, pledges, or other inherently speculative transactions involving the Company’s securities.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board has adopted a policy of soliciting a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are strongly aligned with our stockholders’ interests and consistent with current market practices for similarly situated companies. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Vote Required for Approval
Advisory approval of this proposal requires the vote of the holders of a majority of the shares at the meeting or represented by proxy and entitled to vote on the matter at the annual meeting. The next scheduled say-on-pay vote will be held at our 2027 Annual Meeting.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 2.

PROPOSAL 3
AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
The Board of Directors is requesting stockholder approval of an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 30,000,000 shares to 130,000,000 shares. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation is attached hereto as Appendix A.
The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.
In addition to the 16,673,127 shares of common stock outstanding on March 10, 2026, the Board has reserved an aggregate of (i) 1,611,783 shares of common stock for outstanding stock awards granted under the 2020 Equity Incentive Plan, (ii) 59,150 shares of common stock for outstanding stock awards for future issuance under the Company’s 2020 Equity Incentive Plan, (iii) 151,100 shares of common stock for outstanding stock awards under the Company’s 2014 Omnibus Stock Option Plan and (iv) 7,672,865 shares of common stock for issuance upon exercise of outstanding warrants.
Although at present, the Board of Directors has no plans to issue the additional shares of Common Stock, the Board desires to have the shares available to provide flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the Company’s business or pipeline through the acquisition of other businesses or product candidates; and other purposes. Although this Proposal 3 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 3 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
Vote Required for Approval
The affirmative vote of the holders of a majority of the outstanding shares of common stock and entitled to vote will be required to approve this Proposal 3.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 3.

PROPOSAL 4
APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ADJUST THE VOTING REQUIREMENTS FOR CERTAIN FUTURE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO ALIGN WITH SECTION 242(D)(2) OF THE DGCL
Overview
The Board is asking stockholders to approve an amendment to the Company’s Certificate of Incorporation to adjust the voting requirements for certain future charter amendments to align with Section 242(d)(2) of the DGCL (“Voting Requirement Amendment”).
Background
Many corporations have historically struggled to obtain the necessary stockholder approval to effect increases in their authorized stock due to low turnout by retail investors. Delaware law recognized this reality and recently amended Section 242 of the DGCL. Pursuant to new Section 242(d)(2) of the DGCL, unless otherwise required by a corporation’s charter, the threshold for stockholder approval of a charter amendment to implement an increase or decrease in the number of authorized shares of a class of capital stock of a corporation or to effect a reverse stock split with respect to issued shares of a class of capital stock of a corporation is the affirmative vote of a majority of the votes cast, so long as (a) the applicable class of shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (b) the corporation will meet exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective.
Thus, Section 242(d)(2) would permit a corporation such as the Company, which has a single class of stock that is listed on a national securities exchange, to approve an amendment to its charter to increase the authorized shares of such class with a majority of the votes cast by the holders of the shares of such class, rather than a majority of the outstanding shares of such class. Unfortunately, our charter, currently includes language that requires a majority in voting power of the outstanding shares entitled to vote in addition to the affirmative vote of a majority of the outstanding shares of each class entitled to vote as a class with respect to a charter amendment to increase its authorized shares of common stock, and thus prevents the Company from availing itself of the lower stockholder voting requirement under Section 242(d)(2) of the DGCL.
The Company believes it could face significant challenges in securing the vote of the holders of a majority of the outstanding shares of its common stock in the future. A majority of the Company’s stockholders are retail investors who generally hold smaller numbers of shares than institutional investors.
The Board of Directors has concluded that, due to the difficulty of securing the stockholder vote to increase the authorized shares of common stock under the current charter, it is advisable and in the best interests of the stockholders to amend the Company’s charter to align the existing voting threshold with DGCL Section 242(d)(2). The amended charter would enable the Company to take advantage of the recent amendments to the DGCL that would permit it to increase its authorized shares of common stock, or to effect a reverse split of the common stock, with a majority of the votes cast, as permitted by recent amendments to Delaware law. The Board believes that the current voting requirement effectively gives disproportionate influence to stockholders who fail to vote on these matters, as their non-votes have the same effect as votes against a proposal to approve such matters. This is inconsistent with fundamental principles of corporate democracy, where decisions should be made by those stockholders who choose to participate in the voting process. The Voting Requirement Amendment would ensure that corporate decisions are made by engaged stockholders who actually cast votes, rather than being determined by stockholder apathy or the practical difficulties of share lending and foreign ownership structures. This approach is consistent with modern corporate governance practices and the recent amendments to Delaware law that recognize the challenges faced by publicly traded companies with significant retail ownership.
If the Voting Requirement Amendment is approved, assuming the Company continues to satisfy the conditions on the use of the reduced voting standard under Section 242(d), future proposed amendments to increase or decrease our authorized shares of common stock, or to effect a reverse split of our common stock, may be approved by the holders of a majority of the votes cast on the proposal, counting only the votes cast for or against the proposal. Under the revised voting standard, only votes actually cast “for” or “against” such proposals would be counted in determining whether the proposals are approved. Broker non-votes, abstentions, and shares not present at the meeting would have no effect on the outcome of the vote (assuming a quorum is present). This is in contrast to the current standard, which requires the affirmative vote of a majority of all outstanding shares, meaning that shares not voted effectively count as votes against the proposal. Our Board of Directors believes the proposed amendment to align the voting thresholds for the matters described above with Section 242(d)(2) of the DGCL is critical to ensuring that the Company is able to increase or decrease its authorized shares, or implement reverse stock splits, in the future if necessary.
Effect of the Voting Requirement Amendment
If the Voting Requirement Amendment is approved, our charter will, consistent with Section 242(d)(2) of the DGCL, (i) allow an approval of an increase or decrease in the number of authorized shares of a class of stock by the affirmative vote of a majority of the votes cast that are entitled to vote thereon and (ii) allow a reverse stock split of such class to be approved by the affirmative vote of a majority of the votes cast that are entitled to vote thereon, so long as (x) the applicable class of the Company’s shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (y) the Company meets exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective.
The Amendment only affects the voting standard for (i) increases or decreases in authorized shares and (ii) reverse stock splits (and, under certain circumstances, forward stock splits). All other charter amendments will continue to require approval under the voting standards currently set forth in the Company’s charter and applicable Delaware law.
Text of the Proposed Voting Requirement Amendment
If the Voting Requirement Amendment is approved by the requisite stockholder vote, Section B paragraph 2 of Article IV of our charter will be amended in its entirety as follows:
“2.   Voting Rights.   The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the DGCL. The number of authorized shares of Common Stock, or Undesignated Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the requisite vote of the holders of the Common Stock of the Corporation entitled to vote thereon as provided in Section 242(d)(2) of the DGCL, and no vote of the holders of either the Common Stock or Undesignated Preferred Stock voting separately as a class shall be required therefor irrespective of the provisions of Section 242(b)(2) of the DGCL.”
The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation is attached hereto as Appendix B.
Timing and Effect of the Proposed Voting Requirement Amendment
If the Voting Requirement Amendment is approved by our stockholders, the Company, as promptly as practicable, will file a Certificate of Amendment with the Delaware Secretary of State, which will become effective immediately upon such filing. If the proposed Voting Requirement Amendment is not approved by stockholders, the charter will not reflect this change. In accordance with the DGCL and the resolutions of the Board authorizing the amendments to Article IV of the charter, the Board may elect to abandon or delay Proposal 4 without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware if it determines, in its sole discretion at any time, that Proposal 4 is no longer in the best interests of the Company.

Vote Required for Approval
The affirmative vote of a majority of the voting power of the shares of common stock outstanding and entitled to vote on the matter is required.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 4.

PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. CBIZ has audited the Company’s financial statements since 2025. A representative of CBIZ is not expected to be present at the Annual Meeting.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of CBIZ as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Based on information provided by Marcum LLP (“Marcum”), the former independent registered public accounting firm of the Company, CBIZ acquired the attest business of Marcum, effective November 1, 2024. Marcum continued to serve as the Company’s independent registered public accounting firm through August 6, 2025. On August 6, 2025, Marcum resigned as the Company’s independent registered public accounting firm and CBIZ was engaged to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2025, effective beginning with the review of the Company’s condensed consolidated financial statements for the quarter ended June 30, 2025. The engagement of CBIZ was approved by the Company’s Board of Directors. The services previously provided by Marcum will now be provided by CBIZ.
Marcum’s report regarding the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.
During the years ended December 31, 2024 and 2023, and through August 6, 2025, the date of Marcum’s resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with Marcum’s reports on the Company’s financial statements, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).
Prior to engaging CBIZ CPAs, neither the Company nor anyone acting on its behalf consulted CBIZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that CBIZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the years ended December 31, 2025 and 2024 by CBIZ, the Company’s principal accountant.
	Year Ended December 31,
	2025	2024
Audit Fees(1)	$274,000	$292,000
Total Fees	$274,000	$292,000

(1)
Audit fees consist of the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements, including internal control attestations, included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

All fees described above were pre-approved by the Audit Committee.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee pre-approves all audit and non-audit services rendered by the Company’s independent registered public accounting firm, CBIZ.
The Audit Committee has determined that the rendering of services other than audit services by CBIZ is compatible with maintaining the principal accountant’s independence.
Vote Required for Approval
The affirmative vote of the holders of a majority of the shares at the meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of CBIZ.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 5.

PROPOSAL 6
APPROVAL OF THE ADJOURNMENT PROPOSAL
(BUT ONLY IF THE NUMBER OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 3 IS INSUFFICIENT)
Adjournment of the Annual Meeting
In the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of Proposal 3. In that event, we will ask stockholders to vote only upon the Adjournment Proposal or Proposal 3, and not on any other proposal discussed in this Proxy Statement.
For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.
Vote Required for Approval
Approval of this proposal requires the vote of the holders of a majority of the shares at the meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 6.

EXECUTIVE OFFICERS AND KEY EMPLOYEES
Our executive officers and key employees and their respective ages as of March 10, 2026 are as follows:
Name	Age	Position(s)
Juan Vera, M.D.	46	President, Chief Executive Officer, Treasurer and Director
Maria Bernadette Madel, Ph.D.	36	Director, Corporate Operations and External Communications
Executive Officers
The biography of Juan Vera is set forth in “Proposal 1: Election of Directors” above.
Key Employees
Maria-Bernadette Madel, Ph.D. has served as our Director of Corporate Operations and External Communications since December 2023. Dr. Madel joined the Company in 2022 after accruing valuable experience in academic institutions, including Baylor College of Medicine. Dr. Madel earned a B.Sc. and M.Sc. in Molecular Medicine from the Medical University of Innsbruck, Austria, and a Ph.D. in Immunology and Microbiology from the University Côte d’Azur, Nice, France.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 1, 2026 by: (i) each director and nominee for director; (ii) each named executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Beneficial ownership, for purposes of this table, includes options and warrants to purchase common stock that are either currently exercisable or will be exercisable within 60 days of March 1, 2026.
	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
5% or greater stockholders:
New Enterprise Associates(2)	4,196,428	21.8%
Alyeska Fund GP, LLC(3)	1,875,000	10.3%
Blue Owl Capital Holdings LP(4)	3,125,000	16.2%
Named executive officers and directors:
David Eansor(5)	30,944	*
Steven Elms(6)	387,918	2.3%
Juan Vera(7)	490,625	2.9%
Katharine Knobil(8)	38,650	*
Kathryn Penkus Corzo(9)	32,800	*
All executive officers and directors as a group (5 persons)	980,937	5.7%

*
Represents beneficial ownership of less than 1%.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedule 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,673,127 shares outstanding on March 10, 2026 adjusted as required by rules promulgated by the SEC.

(2)
This information has been obtained from a Schedule 13D/A filed on November 17, 2025, with the SEC by New Enterprise Associates 16, L.P. (“NEA 16”) and its affiliates. Consists of (a) 1,625,678 shares of common stock and (b) 2,570,750 warrants to purchase shares of the Company’s Common Stock held directly by NEA 16 (“NEA Partners 16”) is the sole general partner of NEA 16, and NEA 16 GP, LLC (“NEA 16 LLC”) is the sole general partner of NEA Partners 16. The managers of NEA 16 LLC are Forest Baskett, Ali Behbahani, Carmen Chang, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Scott D. Sandell, and Paul Walker (collectively, the “NEA 16 Managers”). NEA 16, NEA Partners 16, NEA 16 LLC and the NEA 16 Managers share voting and dispositive power with regard to the shares owned directly by NEA 16. The principal business address for all entities and individuals affiliated with NEA 16 is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(3)
This information has been obtained from a Schedule 13G filed on November 14, 2025 with the SEC by Alyeska Investment Group L.P. and its affiliates. Consists of (a) 332,550 shares of Common Stock and (b) warrants to purchase 1,542,450 shares of the Company’s Common Stock, (the “Warrants”). However, per their terms, the Warrants can only be exercised into such number of shares that would constitute 9.99% of the total number of Common Stock. The principal business address for all entities and individuals affiliated with Alyeska Investment Group L.P. is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(4)
This information has been obtained from a Schedule 13G filed on May 15, 2025 with the SEC by Blue Owl Capital Holdings LP. Consists of (a) 554,250 shares of Common Stock, par value $0.001 and (b) warrants to purchase 2,570,750 shares of the Issuer’s Common Stock (the “Warrants”). However, per their terms, the Warrants can only be exercised into such number of shares that would constitute 9.99%

of the total number of Common Stock. The principal business address for Blue Owl Capital Holdings LP is 399 Park Avenue, New York, NY 10022.
(5)
Consists of (a) 3,694 shares of common stock and (b) 27,250 shares of common stock issuable upon exercise of options within 60 days of May 1, 2026.

(6)
Consists of (a) 314,285 shares of common stock held directly by Aisling Capital where Mr. Elms shares voting and dispositive power (b) warrants to purchase 51,415 shares of Company Common Stock which is directly held by Aisling Capital where Mr. Elms shares voting and dispositive power, (c) 2,968 shares of common stock held directly by Mr. Elms and (d) 19,250 shares of common stock issuable upon exercise of options within 60 days of May 1, 2026.

(7)
Consists of (a) 267,184 shares of common stock, and (b) 146,577 shares of common stock issuable upon exercise of options within 60 days of May 1, 2026.

(8)
Consists of (a) 150 shares of common stock and (b) 38,500 shares of common stock issuable upon exercise of options within 60 days of May 1, 2026.

(9)
Consists of 32,800 shares of common stock issuable upon exercise of options within 60 days of May 1, 2026.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during 2025.

EXECUTIVE COMPENSATION
We are currently a smaller reporting company and have elected to be subject to the scaled reporting rules applicable to smaller reporting companies. The following section describes, under the scaled reporting rules applicable to smaller reporting companies, the compensation we paid to our “named executive officers” for the fiscal years ended December 31, 2025 and 2024. Our named executive officers for the fiscal year ended December 31, 2025 are as follows:
•
Juan Vera, M.D., our President and Chief Executive Officer;

Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by and paid to our named executive officers with respect to the years ended December 31, 2025 and 2024, respectively.
Name and Principal Position	Year	Salary ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Juan Vera,
President and Chief Executive Officer(2)	2025	415,385	265,995	—	—	741,190
	2024	400,000	—	—	—	400,000

(1)
The amounts reported do not reflect the amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of each stock option granted to our named executive officers during the fiscal years ended December 31, 2025 and December 31, 2024, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“FASB ASC 718”). The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model. The significant factors and assumptions incorporated in the Black-Scholes-Merton model used to estimate the value of the options are included in Note 12 to our audited financial statements included in our Annual Report on Form 10-K. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(2)
Dr. Vera was appointed President and Chief Executive officer effective May 1, 2023. Throughout 2025, he also served as the Company’s principal financial officer.

NARRATIVE TO SUMMARY COMPENSATION TABLE
Our executive compensation program is designed to achieve the following objectives:
•
attract, motivate and reward our named executive officers whose knowledge, skills, performance and business relationships are critical to our success;

•
motivate our named executive officers to manage our business to meet short-term and long-range goals designed to drive the responsible creation of stockholder value and reward accomplishment of these goals;

•
align the interests of our executive officers and stockholders by linking their long-term incentive compensation opportunities to stockholder value creation; and

•
provide a competitive compensation package within the context of responsible cost management.

We review compensation annually for all employees, including our named executive officers. In setting executive base salaries and granting equity and non-equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to the Company. We do not target a specific mix of compensation among base salary, bonus or long-term incentives, but we structure a significant portion of our executives’ compensation to be variable, at risk and tied directly to the measurable performance of our Company and each executive officer.
Role of the Compensation Committee and Executive Officers in Setting Executive Compensation
The Compensation Committee of our Board (“Compensation Committee”) is responsible for determining our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer without members of management present. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The Compensation Committee makes recommendations to the Board regarding the Chief Executive Officer’s compensation for approval by the full Board.
In 2023, after taking into consideration the factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Radford, which is part of the Rewards Solutions practice at Aon plc, as its compensation consultant (“Radford”). Our Compensation Committee identified Radford based on Radford’s general reputation in the industry. The Compensation Committee requested that Radford:
•
evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•
assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement in 2023, Radford was also requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group and ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford, in 2023 the Compensation Committee approved the recommendations.
Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which recommends to the Board for approval any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of Radford, including analyses of executive and director compensation paid at other companies identified by Radford.
The Compensation Committee also evaluates our executive compensation program in light of our stockholders’ views and our transforming business needs and expects to continue to consider the outcome of our “say on pay” votes and our stockholders’ views when making future executive compensation decisions.

EXECUTIVE COMPENSATION PROGRAM
The annual compensation arrangements for our named executive officers consist of an annual base salary and long-term incentive compensation in the form of equity awards. Our named executive officers are also eligible to receive short-term incentive compensation in the form of annual incentive awards, which may be paid in cash or equity-based awards. We have historically emphasized the use of equity to provide incentives for our named executive officers to focus on the growth of our overall enterprise value and, correspondingly, to create sustainable value for our stockholders.
Annual Base Salary
We have entered into employment agreements with each of our named executive officers that establish annual base salaries, which are generally determined, approved and reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their expertise, experience, knowledge, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. Merit-based increases to salaries are based on management’s assessment of the individual executive’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee and the competitive market in which the Company operates for talent.
The following table presents the annual base salaries for each of our named executive officers for 2025 and 2024, as determined by the Board or Compensation Committee, as applicable:
Name:	2025 Annual Base Salary ($)	2024 Annual Base Salary ($)
Juan Vera	$415,385	$400,000
Annual Incentive Compensation
Our named executive officers are eligible to receive annual incentive compensation based on the satisfaction of individual and corporate performance objectives established by the Board. Each named executive officer has a target annual incentive opportunity, calculated as a percentage of annual base salary, and may earn more or less than the target amount based on our company’s and his or her individual performance. For 2025, the target annual incentive opportunities as a percentage of base salary for our named executive officers was 40% for Dr. Vera.
For 2025 and 2024, annual incentives were earned based on the Compensation Committee’s assessment of each executive’s performance. The amounts of such annual incentives, which are set forth in the “Summary Compensation Table” above, were recommended by the Compensation Committee and approved by the Board based on each executive’s and our corporate performance in 2024 and 2025, respectively. The annual incentives paid to the named executive officers for 2024 performance, if any, are included in the Summary Compensation Table above.
In 2024, the Board did not grant any awards to any of its officers. In 2025, the Board determined to pay Dr. Vera his award in the form of stock options. Such stock options were granted under the Company’s 2020 Plan and are set forth in the table below. 50,000 of such stock options were granted on February 12, 2025 and in three equal annual installments commencing on the first anniversary of the grant date and the remainder of the shares subsequently vest in equal annual installments over the second and third anniversary of the grant date upon the continued performance of services by Dr. Vera through the vesting dates. 250,000 of such options were granted on October 31, 2025 and vest in four equal annual installments commencing on first anniversary of the grant date and the remainder of the shares subsequently vest in equal annual installments over the second, third and fourth anniversary of the grant date upon the continued performance of services by Dr. Vera through the vesting dates.

Name	Stock Options Grant In Lieu of Earned Annual Incentive Compensation 2025 (Number of Shares Underlying Options)	Grant Date Fair Value ($)(1)
Juan Vera	300,000	265,995

(1)
The amounts reported do not reflect the amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of each stock option granted to our named executive officers during the fiscal year ended December 31, 2023, as computed in accordance with FASB ASC 718. The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model. The significant factors and assumptions incorporated in the Black-Scholes-Merton model used to estimate the value of the options are included in Note 12 to our audited financial statements included in our Annual Report on Form 10-K.

The annual incentives paid to the named executive officers for 2025 and 2024 performance are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Equity-Based Awards
Our equity-based incentive awards granted to our named executive officers are designed to align the interests of our named executive officers with those of our stockholders. Vesting of equity awards is generally tied to each officer’s continuous service with us and serves as an additional retention measure. Awards are granted pursuant to our 2020 Plan. Our executives generally are awarded an initial new hire grant upon commencement of employment and thereafter on an annual basis, subject to the discretion of the Board or Compensation Committee, as applicable. The equity awards described in this section are included in the “Option Awards” column of the Summary Compensation Table above.
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth certain information as of December 31, 2025 with respect to the 2020 Plan:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (A)	Weighted-Average Exercise Price of Outstanding Options (B)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by stockholders:
2020 Equity Incentive Plan	1,762,878		$7.77	59,150
Equity compensation plans not approved by stockholders:(1)
None	—		$—	—
Total:		$

(1)
The Company’s Board of Directors approved a 2020 Plan and it was submitted to stockholders for approval in connection with the Company’s 2020 annual meeting of stockholders. On May 24, 2022 at the Company’s 2022 Annual Meeting the stockholders approved an amendment to the plan which provided for an additional 8,500,000 shares to be added to the available shares. On January 23, 2023, the Company effected a reverse stocks split, of the Company’s common stock by a ratio of one-for-ten (1:10). As amended the 2020 Plan provides the aggregate number of shares of Common Stock that may be issued under the 2020 Plan will not exceed the sum of (i) 850,000 new shares that were approved at the Company’s 2022 Annual Meeting of Stockholders; plus (ii) 326,000 shares remaining available for grant of new awards under the 2020 Plan as originally adopted; plus (iii) the number of shares remaining available for the grant of new awards under the Prior Plans as of immediately prior to the effective date of the 2020 Plan; plus (iv) the number of Returning Shares, if any, as such shares become available from time to time. “Prior Plans” mean the TapImmune Inc. 2014 Omnibus Stock Ownership Plan and the Tap Immune Inc. 2009 Stock Incentive Plan, each as amended. The “Returning Shares” are shares of our common stock subject to outstanding awards granted under the Prior Plans that on or following the effective date of the 2020 Plan: (i) are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) are not issued because such award or any portion thereof is settled in cash; (iii) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, (iv) are withheld or reacquired by us to satisfy the exercise, strike or purchase price; or (v) are withheld or reacquired by us to satisfy a tax withholding obligation.
RETIREMENT BENEFITS AND OTHER COMPENSATION
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension, retirement or deferred compensation plan sponsored by us during 2025. Our named executive officers are eligible to participate in our benefit programs on the same basis as all employees of our company. We generally do not provide perquisites or personal benefits to our named executive officers except in limited circumstances, and we did not provide any perquisites or personal benefits to our named executive officers in 2025.
AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We entered into employment agreements with each of our named executive officers that provide for the basic terms of their employment, including base salary, annual incentive opportunity and equity grants, as well as certain severance and change of control benefits. Each of our named executive officers is employed at will and may be terminated at any time for any reason.
Juan Vera
We entered into an employment agreement with Dr. Vera in July 2019. Under the terms of his employment agreement, Dr. Vera is eligible to receive a base salary of $350,000 and an annual target incentive opportunity of 35% of his annual base salary based upon the assessment by the Compensation Committee of Dr. Vera’s performance and other conditions as the Board shall have determined in its sole discretion on an annual basis. Pursuant to his employment agreement, Dr. Vera is subject to a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights. Also, during his employment term and for a period of 12 months thereafter, Dr. Vera has covenanted not to compete with us and not to solicit any of our customers, vendors or employees.
Potential Payments Upon Termination or Change in Control
Under Dr. Vera’s employment agreement, if his employment is terminated by us for cause or by Dr. Vera without good reason (each as defined in his employment agreement) during the term of the agreement, he will be entitled to receive his Accrued Compensation. If Dr. Vera’s employment is terminated by us without cause or by Dr. Vera for good reason, subject to Dr. Vera’s execution of a release of claims against us, and in addition to the payment of the Accrued Compensation, Dr. Vera will be entitled to (i) a payment equal to 12 months of his annual base salary as in effect at the termination date and (ii) a pro-rated bonus payment equal to his target annual performance bonus for the calendar year in which his employment was terminated (the “Vera Additional Severance Payments”). Dr. Vera will also be eligible for continued health insurance coverage until the earliest of (i) 12 months after the date of Dr. Vera’s termination, (ii) the expiration of Dr. Vera’s eligibility for COBRA coverage and (iii) the date Dr. Vera becomes eligible for substantially equivalent health insurance coverage.

If Dr. Vera’s employment is terminated by us without cause or by him for good reason during the period of 12 months following a change in control of us (as defined in his employment agreement), in lieu of the Additional Severance Payments and health insurance coverage described above and subject to Dr. Vera’s execution of a release of claims, Dr. Vera will be entitled to (i) a payment equal to 12 months of his annual base salary as in effect at the termination date, (ii) a bonus payment equal to his target annual performance bonus for the year of termination and (iii) vesting of all of Dr. Vera’s outstanding equity awards subject to time-based vesting requirements, such that all such equity awards will be fully vested as of the date of Dr. Vera’s termination.
OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2025
The following table sets forth certain information about outstanding equity awards granted to our named executive officers that were outstanding as of December 31, 2025, as adjusted for the ten-for-one (10:1) reverse stock split we completed on January 26, 2023 (the “Reverse Stock Split”).
	Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(4)	Option Exercise Price ($)	Option Expiration Date
Juan Vera	10/31/2025	0	250,000	$0.9877	10/31/2035
	2/12/2025	16,666	33,334	$1.59	2/12/2035
	5/10/2023	—	100,000	1.42	5/10/2033
	2/27/2023	9,680	36,807	2.14	2/27/2032
	2/17/2022	7,336	8,665	4.60	2/17/2032
	2/10/2021	9,923	4,077	32.90	2/10/2031
	3/10/2020	13,127	873	21.20	3/10/2030
	10/19/2018	50,000	—	91.80	10/19/2028

(1)
The option awards listed in the table granted prior to June 2020 were granted under our 2014 Omnibus Stock Ownership Plan. The option awards listed in the table granted after June 2020 were granted under our 2020 Plan.

(2)
The shares subject to this award vest in substantially equal monthly installments over 48 months from the date of grant, subject to the named executive officer’s continued service as of each such vesting date.

(3)
Twenty-five percent of the shares subject to this award vested upon the first anniversary of the date of grant, with the remainder of the shares vesting in substantially equal monthly installments over 48 months from the date of grant, subject to the named executive officer’s continued service as of each such vesting date.

(4)
The unvested shares subject to these option awards may be subject to accelerated vesting upon a qualifying termination of employment following a “change in control”, see “Agreements with Our Named Executive Officers and Potential Payments Upon Termination or Change in Control.”

(5)
Unvested options were canceled after separation and Vested Options were canceled 90 days after separation.

ITEM 402(V) PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules, and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals for the fiscal years listed below. In calculating the compensation actually paid amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations were computed in accordance with FASB ASC Topic 718.
Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for PEO 1(1) ($)	Compensation Actually Paid to PEO 1(1)(2)(3) ($)	Summary Compensation Table Total for PEO 2(1) ($)	Compensation Actually Paid to PEO 2(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR(4) ($)	Net Income ($ Millions)
2025	—	—	415,385	641,447	—	—	47.91	(12.16)
2024	—	—	400,000	96,778	—	—	56.55	(10.73)
2023	581,895	505,413	585,675	1,144,350	220,103	108,382	206.84	(8.24)

(1)
Peter Hoang was our PEO (PEO 1) through April 30, 2023. Juan Vera became our PEO (PEO 2) effective May 1, 2023. For 2023, the Non-PEO NEO was Mythili Koneru. There were no Non-PEO NEOs for 2024 or 2025.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO 2 ($)	Exclusion of Option Awards for PEO 2 ($)	Inclusion of Equity Values for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)
2025	415,385	—	$226,063	$641,447

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 2 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO 2 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forefeited During Year for PEO 2 ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO 2 ($)	Total — Inclusion of Equity Values for PEO 2 ($)
2025	$378,429	$(98,116)	$—	$(54,250)	$—	$—	$226,063

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2022 through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the three most recently completed fiscal years for the Company.

PEO and Non-PEO NEO Compensation Actually Paid Versus TSR
CAP ($M)
TSR (12/31/2021 Indexed to $100)
1.2
1
0.8
0.6
0.4
0.2
0
250
200
150
100
50
0
1.1
206.8
0.5
0.1
0.1
0.6
100
56.5
47.9
2022
2023
2024
2025
Peter Hoang Compensation Actually Paid
Juan Vera Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Marker Therapeutics Inc TSR (12/31/2022 Indexed to $100)

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
CAP ($M)
-5
-6
-7
-8
-9
-10
-11
-12
-13
-14
-15
Net Income ($ Millions)
0.5
1.1
0.1
-8.24
-10.73
0.1
0.6
-12.16
2023
2024
2025
Peter Hoang Compensation Actually Paid
Juan Vera Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Marker Therapeutics Inc Net Income

DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION
The following table shows for the fiscal year ended December 31, 2025 certain information with respect to the compensation of our non-employee directors:
Name(1)	Fees Earned or Paid in Cash $	Option Awards ($)(2)	Total ($)
David Eansor	99,000	209,385	308,385
Steven Elms	52,500	209,385	261,885
Katharine Knobil	60,500	209,385	269,885
Kathryn Penkus Corzo	10,000	120,000	130,000

(1)
Juan Vera did not earn compensation during 2025 for his service on the Board of Directors. As a named executive officer, Dr. Vera’s compensation is fully reflected in the “Summary Compensation Table” above.

(2)
The amount in this column represents the grant date fair value of stock options awarded to the directors during the fiscal year ended December 31, 2025 for his or her service on the Board of Directors, as computed in accordance with FASB ASC 718. The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model. The significant factors and assumptions incorporated in the Black-Scholes-Merton model used to estimate the value of the options are included in Note 12 to our audited financial statements included in our Annual Report on Form 10-K.

NARRATIVE TO DIRECTOR COMPENSATION TABLE
Our Director Compensation Program is assessed periodically relative to our comparators by Radford, the Compensation Committee’s independent compensation consultant. The program was most recently amended in February 2025. Pursuant to this program, each of our directors who is not an employee of the Company is eligible to receive compensation for service on our Board of Directors and committees thereof.
Under our current compensation policy, each eligible director receives an annual cash retainer in the amount of $40,000 for serving on our Board of Directors. In addition, the Chair of our Board of Directors receives an annual cash retainer in the amount of $30,000 (in addition to the annual cash retainer given to all eligible directors). The chairperson of the Audit Committee of our Board of Directors is entitled to receive an additional annual cash retainer in the amount of $15,000, the chairperson of the Compensation Committee of our Board of Directors is entitled to receive an additional annual cash retainer in the amount of $10,000 and the chairperson of the Nominating and Corporate Governance Committee of our Board of Directors is entitled to receive an additional annual cash retainer in the amount of $8,000. The other members of the Audit Committee are entitled to receive an additional annual cash retainer in the amount of $7,500, the other members of the Compensation Committee are entitled to receive an additional cash retainer in the amount of $5,000 and the other members of the Nominating and Corporate Governance Committee are entitled to receive an additional annual cash retainer in the amount of $4,000.
In addition, each new eligible director who joins our Board of Directors is entitled to receive a non-statutory stock option to purchase shares of our common stock having a value of $120,000 under our 2020 Plan, with the shares vesting in 36 equal monthly installments, subject to continued service as a director through the vesting dates.
On the date of each Annual Meeting of our stockholders, each eligible director who continues to serve as a director of our Company following the meeting is entitled to receive a non-statutory stock option to purchase shares of our common stock having a value of $100,000 under our 2020 Plan (the “Annual Grant”), with the Annual Grant shares vesting on the first anniversary of the date of grant, subject to continued service as a director though the vesting date. During 2024, due to oversight, the Company did make an Annual Grant to its non-employee directors. In 2025, to correct such oversight and recognize the contributions of its non-employee directors for 2024, in addition to the 2025 Annual Grant, the Company granted to its non-employee directors, who served as directors during 2024, a non-statutory stock option to purchase shares of our common stock having a value of $100,000 under our 2020 Plan.
The exercise price per share of each stock option granted under the non-employee director compensation policy will be equal to the closing price of our common stock on the Nasdaq Global Market on the date of grant. Each stock option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the eligible director’s continuous service with us.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
Related-Person Transactions Policy and Procedures
The Company has adopted a written Related Party Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that is reasonably expected to exceed $120,000 in any calendar year. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, the terms of the transaction, (c) the availability of other sources for comparable services or products and the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion.
Certain Related-Person Transactions
The following includes a summary of transactions since January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of one percent of our average total assets at year-end for the last two completed fiscal years or $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Purchases from Wilson Wolf Manufacturing Corporation
We contract with Wilson Wolf Manufacturing Corporation for the purchases of cell culture devices called G-Rexes. Mr. John Wilson, a former member of our board of directors, is the CEO of Wilson Wolf Manufacturing Corporation. In 2023, we purchased $277,000 of cell culture devices from Wilson Wolf Manufacturing Corporation. In 2025, we did not purchase cell culture devices from Wilson Wolf Manufacturing Corporation.
Sale of Assets to Cell Ready LLC
On June 26, 2023, we completed the transaction with Cell Ready, LLC, or Cell Ready, pursuant to a Purchase Agreement, or the Cell Ready Purchase Agreement, dated May 1, 2023, by and between the Company and

Cell Ready. Cell Ready is owned by one of our former directors, Mr. John Wilson. Pursuant to the Cell Ready Purchase Agreement, effective as of the closing date, we (i) assigned to Cell Ready the leases for our two manufacturing facilities in Houston, Texas, or the Manufacturing Facilities, (ii) sold to Cell Ready all of the equipment and leasehold improvements at the Manufacturing Facilities and (iii) assigned to Cell Ready our rights, title and interest in any contracts related to the equipment and Manufacturing Facilities (collectively referred to as the “Purchased Assets”). Cell Ready acquired the Purchased Assets for total consideration of $19.0 million.
Master Services Agreement with Cell Ready LLC
On February 22, 2024, we entered into a Master Services Agreement for Product Supply, or MSA, with Cell Ready, LLC, or Cell Ready. Cell Ready, which is owned by one of our former directors, Mr. John Wilson, is a contract development and manufacturing organization (CDMO). Under the MSA, Cell Ready performed a wide variety of services for us, including manufacturing in support of our clinical trials. Pursuant to the MSA, the Company could contract with Cell Ready for the provision of various products and services from time to time by entering into work orders with Cell Ready. On February 22, 2024, the Company entered into Work Order #1 under the MSA, pursuant to which Cell Ready provided the Company with GMP drug product for Marker MT-401 and/or MT-601. The services included the delivery of final drug product and quality control testing. The Company also requested Cell Ready to provide general support services in connection therewith.
During 2023, we paid approximately $1.3M to Cell Ready for outsourced product development and manufacturing services. During 2024, we paid approximately $5.5M to Cell Ready for outsourced product development and manufacturing services.
On March 27, 2025, we mutually agreed with Cell Ready to terminate the MSA. In connection therewith, we entered into a settlement and release agreement with Cell Ready pursuant to which we paid Cell Ready approximately $453,000 and we provided one another with mutual releases of all claims associated with any and all agreements between Marker and Cell Ready.
With regard to intellectual property, the MSA provides that each party will solely and exclusively own all right, title and interest in and to their Background IP and all inventions derived from such background IP (such invention being referred to as Foreground IP). Background IP means all intellectual property either (a) owned or controlled by a party prior to the effective date of the MSA or (b) developed or acquired by a party independently from performance under the MSA without the use of, reliance on, or access to the other party’s confidential information. Furthermore, pursuant to the MSA, Cell Ready grants to the Company a non-exclusive, perpetual, irrevocable, transferable, assignable, fully-paid up, royalty-free, worldwide license to and under any of Cell Ready’s Background IP and Foreground IP to the extent they are incorporated or embedded in any deliverables provided to the Company or in the process of generating or manufacturing such deliverables and reasonably necessary or useful for the Company to make, have made, manufacture, have manufactured, use, have used, offer for sale, sell, import, and otherwise exploit such deliverables. The Company grants to Cell Ready until the termination or expiry of any applicable Work Order and for a period not exceeding the term of the MSA, a non-exclusive, fully paid-up, non-transferable, non-sublicensable limited license under and to the Company’s Background IP made available to Cell Ready pursuant to a Work Order solely to the extent required for Cell Ready to provide the services under such Work Order.
Services Agreement with AlloVir, Inc.
Until June 2023, we were party to a services agreement with AlloVir, Inc. (“AlloVir”), pursuant to which we provided AlloVir with development services. Juan Vera, our Chief Executive Officer, Principal Executive Officer, Principal Accounting Officer, President and director, served on the board of directors of AlloVir.
Indemnification
The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, we expect a number of brokers with account holders who are Marker stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.
Stockholders may revoke their consent to householding at any time by contacting Alliance Advisors, LLC either by calling toll-free at 1-866-206-7099, or by writing to Alliance Advisors, Proxy Logistics, 150 Clove Road, Suite 400 Little Falls, NJ 07424. The Company will remove you from the householding program within 30 days of receipt of your request, following which you will receive an individual copy of our disclosure document. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,
/s/ Juan Vera, M.D.

Juan Vera, M.D.
Secretary
Dated: March 20, 2026
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to Marker Therapeutics, Inc., Attention: Secretary, Marker Therapeutics, Inc., 2450 Holcombe Blvd, TMC Partners Office 1.311, Houston, Texas 77021.

Appendix A
FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
WITH RESPECT TO PROPOSAL 3

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
MARKER THERAPEUTICS, INC.
Marker Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
FIRST:   The name of this corporation is Marker Therapeutics, Inc., and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was October 17, 2018, under the original name Marker Therapeutics, Inc.
SECOND:   The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation (the “Certificate of Incorporation”) to provide that Section A of Article IV of the Certificate of Incorporation is amended and restated to read in its entirety as follows:
“A.   The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 135,000,000 shares, consisting of (i) 130,000,000 shares of Common Stock, $0.001 par value per share, and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share.”
THIRD:   The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.
FOURTH:   Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Marker Therapeutics, Inc. has caused this Certificate of Amendment to be executed by its President and Chief Executive Officer as of [***DATE***].

Appendix B
FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
WITH RESPECT TO PROPOSAL 4

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
MARKER THERAPEUTICS, INC.
Marker Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
FIRST:   The name of this corporation is Marker Therapeutics, Inc., and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was October 17, 2018, under the original name Marker Therapeutics, Inc.
SECOND:   The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation (the “Certificate of Incorporation”) to provide that vote, Section B paragraph 2 of Article IV of our charter will be amended in its entirety as follows:
“2.   Voting Rights.   The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the DGCL. The number of authorized shares of Common Stock, or Undesignated Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the requisite vote of the holders of the Common Stock of the Corporation entitled to vote thereon as provided in Section 242(d)(2) of the DGCL, and no vote of the holders of either the Common Stock or Undesignated Preferred Stock voting separately as a class shall be required therefor irrespective of the provisions of Section 242(b)(2) of the DGCL.”
THIRD:   The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.
FOURTH:   Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Marker Therapeutics, Inc. has caused this Certificate of Amendment to be executed by its President and Chief Executive Officer as of [***DATE***].

APPENDIX C
MARKER THERAPEUTICS, INC. Vote Your Proxy on the Internet: Go to www.AALVote.com/MRKR Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. As a stockholder of MARKER THERAPEUTICS, INC. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 P.M. Eastern Time on April 30, 2026. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. MARKER THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 1, 2026 AT 9:00 A.M. CENTRAL TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARKER THERAPEUTICS, INC. The undersigned hereby appoints Juan Vera and Maria-Bernadette Madel, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Marker Therapeutics, Inc., to be held virtually on Friday, May 1, 2026 at 9:00 a.m. Central Time, and at any adjournments or postponements thereof, as set forth on the reverse side. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/ markertherapeutics/2026AM no later than 11:59 PM Eastern Time on April 30, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers about these Proxy Materials and Voting” under “How do I attend the Annual Meeting?” and “How do I vote?”. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Signature Date CONTROL NUMBER Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address Change: (If you noted any Address Changes above, please mark box.) PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 1, 2026 The Proxy Statement and Annual report are available at: https://web.viewproxy.com/markertherapeutics/2026AM PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Proposal 1, FOR Proposals 2, 3, 4, 5 and 6. Your Board of Directors recommends a vote FOR all the nominees listed in Proposal 1. Please mark your votes like this   1. ELECTION OF DIRECTORS (1) David Eansor (2) Steven Elms (3) Juan Vera (4) Katharine Knobil (5) Kathryn Penkus Corzo  FOR ALL  WITHHOLD ALL  FOR ALL EXCEPT INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below.Your Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5 and 6. Proposal 2 - To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement. FOR  AGAINST  ABSTAIN  Proposal 3 - To approve the adoption of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 30,000,000 shares of Common Stock to 130,000,000 shares of Common Stock. FOR  AGAINST  ABSTAIN  Proposal 4 - To approve the adoption of an amendment to our Certificate of Incorporation, as amended, to revise the voting threshold required for an increase or decrease of Common Stock. FOR  AGAINST  ABSTAIN  Proposal 5 - To ratify the selection by the Audit Committee of the Board of Directors of CBIZ CPAs P.C. (“CBIZ”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. FOR  AGAINST  ABSTAIN  Proposal 6 - To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 is insufficient. FOR  AGAINST  ABSTAIN 

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